LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

COLLECTION PERIOD:           SEPTEMBER 1-30, 2003                                   PAYMENT DATE:    OCT 15 2003
DETERMINATION DATE:          OCT 08 2003                                            REPORT BRANCH:   2032

----------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                            TOTAL         CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                         100.00%            19.20%           33.68%         17.60%        29.52%
Original Pool Balance                              250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Note Balance Total                                 250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Number of Contracts                                        14,350
Class Pass Through Rates                                                     0.990%           1.114%         1.575%        2.178%
Servicing Fee Rate                                       2.20000%
Indenture Trustee Fee                                    0.00350%
Custodian Fee                                            0.02000%
Backup Servicer Fee                                      0.02150%
Insurance Premium Fee                                    0.35000%
Class C Certificate Rate                                 5.00000%

Initial Weighted Average APR                            11.33010%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.33010%
Initial Weighted Average Remaining Term                     64.05
Initial Weighted Average Original Term                      67.89

----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                           TOTAL         CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                 230,372,065.85     28,372,065.37    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance                                 226,186,035.36     24,186,035.36    84,200,000.00  44,000,000.00 73,800,000.00

EOP:
Number of Current Month Closed Contracts                      249
Number of Reopened Loans                                        -
Number of Contracts - EOP                                  13,433
Total Pool Balance  - EOP                          223,398,592.91     21,398,592.43    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance - EOP                           218,202,747.70     16,202,747.70    84,200,000.00  44,000,000.00 73,800,000.00

Class Collateral Pool Factors                          0.87281099        0.33755724       1.00000000     1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio             11.29724%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00001%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.29723%
Weighted Average Remaining Term                             60.90
Weighted Average Original Term                              68.02

Class A Applicable Percentage                          100.00000%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                    CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:            Principal                                                  3,150,285.39
                             Interest                                                   2,153,775.50
Early Payoffs:               Principal Collected                                        3,189,146.74
                             Early Payoff Excess Servicing Compensation                       418.03
                             Early Payoff Principal Net of Rule of 78s Adj.             3,188,728.71            209
                             Interest                                                      32,502.79
Liquidated Receivable:       Principal Collected                                           36,525.58
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.       36,525.58             40
                             Interest                                                        (248.48)
Cram Down Loss:              Principal                                                          0.00
Purchase Amount:             Principal                                                          0.00              0
                             Interest                                                           0.00
                             Total Principal                                            6,375,539.68
                             Total Interest                                             2,186,029.81
                             Total Principal and Interest                               8,561,569.49
Recoveries                                                                                244,155.95
Excess Servicing Compensation                                                                 418.03
Late Fees & Miscellaneous Fees                                                             28,929.34
Collection Account Customer Cash                                                        8,835,072.81
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                        4,790.65
Supplemental Enhancement Account Investment Income                                          7,529.26
Available Funds                                                                         8,847,392.72


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                              AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       8,847,392.72
Monthly Dealer Participation Fee                                            1.40       8,847,391.32             0.00
Prior Unpaid Dealer Participation Fee                                       0.00       8,847,391.32

Servicing Fees:         Current Month Servicing Fee                   422,348.79
                        Prior Period Unpaid Servicing Fee                   0.00
                        Late Fees & Miscellaneous Fees                 28,929.34
                        Excess Servicing Compensation                     418.03
                           Total Servicing Fees:                      451,696.16       8,395,695.16             0.00
Indenture Trustee Fee                                                     659.71       8,395,035.45             0.00
Custodian Fee                                                           3,839.53       8,391,195.92             0.00
Backup Servicer Fee                                                     4,127.50       8,387,068.42             0.00
Prior Unpaid Indenture Trustee Fee                                          0.00       8,387,068.42             0.00
Prior Unpaid Custodian Fee                                                  0.00       8,387,068.42             0.00
Prior Unpaid Backup Servicing Fee                                           0.00       8,387,068.42             0.00
------------------------------------------------------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                    AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:         Current Month                           19,953.48     8,367,114.94             0.00
                                 Prior Carryover Shortfall                    0.00     8,367,114.94
Class A-2 Note Interest:         Current Month                           78,165.67     8,288,949.27             0.00
                                 Prior Carryover Shortfall                    0.00     8,288,949.27
Class A-3 Note Interest:         Current Month                           57,750.00     8,231,199.27             0.00
                                 Prior Carryover Shortfall                    0.00     8,231,199.27
Class A-4 Note Interest:         Current Month                          133,947.00     8,097,252.27             0.00
                                 Prior Carryover Shortfall                    0.00     8,097,252.27
Class A-1 Note Principal:        Current Month                        6,973,472.94     1,123,779.33             0.00
                                 Prior Carryover Shortfall                    0.00     1,123,779.33
Class A-2 Note Principal:        Current Month                                0.00     1,123,779.33             0.00
                                 Prior Carryover Shortfall                    0.00     1,123,779.33
Class A-3 Note Principal:        Current Month                                0.00     1,123,779.33             0.00
                                 Prior Carryover Shortfall                    0.00     1,123,779.33
Class A-4 Note Principal:        Current Month                                0.00     1,123,779.33             0.00
                                 Prior Carryover Shortfall                    0.00     1,123,779.33
Certificate Insurer:             Reimbursement Obligations                    0.00     1,123,779.33             0.00
                                 Premium                                 63,937.00     1,059,842.33             0.00
Class C Interest Payment Amount: Current Month                           41,666.67     1,018,175.66             0.00
                                 Prior Carryover Shortfall                    0.00     1,018,175.66             0.00
Supplemental Enhancement Account Reimbursement                                0.00     1,018,175.66             0.00
Expenses:                        Trust Collateral Agent                  12,500.00     1,005,675.66             0.00
                                 Indenture Trustee                            0.00     1,005,675.66             0.00
                                 Backup Servicer                              0.00     1,005,675.66             0.00
                                 Custodian                                    0.00     1,005,675.66             0.00
Distribution to (from) the Spread Account                             1,005,675.66             0.00
Distribution (from) the Supplemental Enhancement Account                      0.00             0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:          BOP Liquidated Receivable Principal Balance           634,458.84
                                 Liquidation Principal Proceeds                         36,525.58
                                 Principal Loss                                        597,933.26
                                 Prior Month Cumulative Principal Loss LTD             447,683.53
                                 Cumulative Principal Loss LTD                       1,045,616.79

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:                         # OF CONTRACTS       AMOUNT          % OF TOTAL POOL BALANCE
Current                                          10,843.00     185,307,093.28              82.95%
1-29 Days                                         2,368.00      35,482,357.11              15.88%
30-59 Days                                          131.00       1,525,407.18               0.68%
60-89 Days                                           53.00         664,804.53               0.30%
90-119 Days                                          24.00         236,277.73               0.11%
120 Days or More                                     14.00         182,653.08               0.08%
Total                                            13,433.00     223,398,592.91             100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                                Trigger             Trigger        Event of Default       Event of
                                       Current Month           Threshold             Event             Threshold          Default
Average Delinquency Ratio                 0.73209%               6.00%                NO                 8.00%               NO
Cumulative Default Rate                      0.60%               4.84%                NO                 5.08%               NO
Cumulative Loss Rate                         0.25%               2.42%                NO                 2.79%               NO

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                                CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                                    # OF CONTRACTS        AMOUNT *                                    # OF CONTRACTS      AMOUNT *
Prior Month Inventory                     29            486,437.86   Prior Month Inventory                    2          42,210.92
Repurchased                                0                  0.00   Repurchased                              0               0.00
Adjusted Prior Month Inventory            29            486,437.86   Adjusted Prior Month Inventory           2          42,210.92
Current Month Repos                       21            288,536.72   Current Month Repos                     33         582,934.61
Repos Actually Liquidated                 26            444,101.56   Repos from Trust Liquidation             0               0.00
Repos Liquidated at 60+ or 150+            0                  0.00   Repos Actually Liquidated               32         553,279.40
Dealer Payoff                              0                  0.00   Dealer Payoff                            0               0.00
Redeemed / Cured                           2             10,115.52   Redeemed / Cured                         0               0.00
Purchased Repos                            0                  0.00   Purchased Repos                          0               0.00
Current Month Inventory                   22            320,757.50   Current Month Inventory                  3          71,866.13

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                                                 # OF CONTRACTS      AMOUNT
Current Month Balance                                   40         634,458.84
Cumulative Balance                                      76       1,176,139.77
Current Month Proceeds                                              36,277.10
Cumulative Proceeds                                                129,801.74
Current Month Recoveries                                           244,155.95
Cumulative Recoveries                                              418,332.16

                                     RECEIVABLES LIQUIDATED AT 150 OR
                                     MORE DAYS DELINQUENT, 60 OR MORE
                                     DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                     SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                            Balance         Units                      Balance          Units
Prior Month                                    0.00          0.00                        0.00            0.00
Current Trust Liquidation Balance              0.00          0.00                        0.00            0.00
Current Monthly Principal Payments             0.00
Reopened Loan Due to NSF                    (122.73)         2.00
Current Repurchases                            0.00          0.00
Current Recovery Sale Proceeds                 0.00         (2.00)
Deficiency Balance of Sold Vehicles          122.73
EOP                                            0.00          0.00                        0.00            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
      SPREAD ACCOUNT RECONCILIATION
                                                                              REQUISITE AMOUNT:          5,625,000.00
Total Deposit                                                    5,625,000.00
BOP Balance                                                      5,625,000.00
Remaining Distribution Amount                                    1,005,675.66
Investment Income                                                    4,139.06
Current Month Draw                                                          -
EOP Balance Prior to Distribution                                6,634,814.72

Spread Account Release Amount                                    1,009,814.72

EOP Balance                                                      5,625,000.00

   Class A Principal Payment Amount                              1,009,814.72
Class C Supplemental Interest and Carryover Shortfall                       -
   Class R Certificateholder Distribution                                   -

      CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                   10,000,000.00
BOP Balance                                                     10,000,000.00
Supplemental Enhancement Account Deposit                                    -
Current Month Draw                                                          -
Class C Supplemental Enhancement Amount Before Release          10,000,000.00

Supplemental Enhancement Account Release Amount                             -

EOP Balance                                                     10,000,000.00

OVERCOLLATERALIZATION AMOUNT                                     5,195,845.21

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                          20,820,845.21               9.32%

REQUIRED TOTAL ENHANCEMENT AMOUNT                               24,573,845.22              11.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                    CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
       UP TO MONTH      TRIGGER EVENT        EVENT OF DEFAULT       UP TO MONTH             TRIGGER EVENT      EVENT OF DEFAULT
            3               1.21%                  1.53%                 3                       2.42%               2.78%
            6               2.42%                  2.79%                 6                       4.84%               5.08%
            9               3.03%                  3.56%                 9                       5.75%               6.47%
           12               4.84%                  5.08%                12                       9.08%               9.23%
           15               5.50%                  5.77%                15                      10.45%              10.50%
           18               6.60%                  6.92%                18                      13.20%              12.59%
           21               7.20%                  8.08%                21                      13.85%              14.69%
           24               7.98%                  8.77%                24                      14.50%              15.94%
           27               8.49%                  9.47%                27                      15.44%              17.21%
           30               9.26%                 10.15%                30                      16.83%              18.46%
           33               9.77%                 10.85%                33                      17.77%              19.73%
           36               10.29%                11.31%                36                      18.70%              20.57%
           39               10.55%                11.54%                39                      19.18%              20.98%
           42               10.80%                12.00%                42                      19.64%              21.82%
           45               10.80%                12.00%                45                      19.64%              21.82%
           48               10.80%                12.00%                48                      19.64%              21.82%
           51               10.80%                12.00%                51                      19.64%              21.82%
           54               10.80%                12.00%                54                      19.64%              21.82%
           57               10.80%                12.00%                57                      19.64%              21.82%
           60               10.80%                12.00%                60                      19.64%              21.82%
           63               10.80%                12.00%                63                      19.64%              21.82%
           66               10.80%                12.00%                66                      19.64%              21.82%
           69               10.80%                12.00%                69                      19.64%              21.82%
           72               10.80%                12.00%                72                      19.64%              21.82%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
------------------------------------------------------------------------
      Up to Month            Trigger Event       Event of Default
          12                     6.00%                8.00%
          24                     7.00%                9.00%
          72                     8.00%               10.00%
------------------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.



/s/ Marie E. Persichetti
---------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
---------------------------------
Maureen E. Morley
Vice President and Controller